Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events
Subsequent Events

Note 12. Subsequent Events

Rodman At Market Issuance Sales Agreement

In January 2026, the Company entered into the Rodman Sales Agreement to sell shares of the Company’s common stock from time to time, through ATM sales. In connection with the sale of shares via the ATM, the Company determines, among other things, the number of shares to be issued, the time period during which sales may be requested to be made, limitation on the number of shares that may be sold on any one trading day, and any minimum price below which sales may not be made. Pursuant to the terms, Rodman is entitled to compensation for its services in an amount up to 3% of the gross proceeds from the sale of shares under the ATM. The Company has no obligation to sell any shares under the ATM and may suspend solicitation and offers at any time. The ATM may be terminated by the Company or Rodman upon notice, or at any time under certain circumstances, including but not limited to the occurrence of a material adverse change in the

Company. The ATM will terminate upon the earliest of (a) December 15, 2026, (b) the sale of all of the shares of common stock subject to the ATM, (c) the termination of the Rodman Sales Agreement as permitted therein, or (d) the mutual agreement of the parties.

The Rodman Sales Agreement provides for the offer and sale of shares of common stock having aggregate potential gross proceeds of up to approximately $3.5 million. The Company has up to approximately $3.2 million of potential gross proceeds capacity remaining from the Rodman Sales Agreement as of March 24, 2026 under the prospectus supplement dated January 23, 2026.